SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                       ----------------------------------


       Date of Report (Date of earliest event reported): October 20, 2003
                                                         ----------------



                                VICOR CORPORATION
               (Exact name of Registrant as specified in charter)



    Delaware                            0-18277                04-2742817
-------------------             -----------------------     ----------------
(State or other jurisdiction    (Commission file number)    (IRS employer
of incorporation)                                            identification no.)




                 25 Frontage Road, Andover, Massachusetts 01810
                 ----------------------------------------------
               (Address of principal executive offices) (Zip Code)



                                 (978) 470-2900
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
   (Former name, former address and former fiscal year, if changed since last report)

Item 7.  Exhibits.

(c)     Exhibits. The following exhibits are being furnished herewith:

Exhibit
Number   Title
-------  -----

99.1     Vicor Corporation's press release dated October 20, 2003.
99.2     Vicor Corporation's press release dated October 20, 2003.


Item 9.  Regulation FD Disclosure

The Company is furnishing the information included as Exhibit 99.2 to this report pursuant to Regulation FD. This information is being furnished pursuant to Item 9 of this Current Report on Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section and will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

On October 20, 2003, Vicor Corporation issued a press release regarding V-I Chip License to Celestica.
The full text of that press release is attached as Exhibit 99.2 hereto and incorporated by reference herein.

Item 12.  Results of Operations and Financial Condition.

On October 20, 2003, Vicor Corporation issued a press release announcing its financial results for the third quarter of 2003. The full text of that press release is attached as Exhibit 99.1 hereto and incorporated by reference herein. The information furnished under this Item 12, including the Exhibit attached hereto, shall not be deemed "filed" for any purpose, including for purposes of
Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.



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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               VICOR CORPORATION


Dated: October 20, 2003                        By:  /s/ Mark A. Glazer
                                                  ------------------------------
                                               Name:  Mark A. Glazer
                                               Title: Chief Financial Officer


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

                                  EXHIBIT INDEX



Exhibit
Number   Title
-------  -----

99.1     Vicor Corporation's press release dated October 20, 2003.
99.2     Vicor Corporation's press release dated October 20, 2003.



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